FORM OF DIRECTOR
                               STOCK OPTION GRANT
                    UNDER THE PENNSYLVANIA ENTERPRISES, INC.
                              STOCK INCENTIVE PLAN



Option No.:  OptionNo



     THIS  AGREEMENT  dated as of  _______  (the "Date of Grant") is made by and
between   PENNSYLVANIA   ENTERPRISES,   INC.  (the  "Company")  and  FirstName
LastName (the "Optionee").

     WHEREAS, the Company has adopted the Pennsylvania Enterprises, Inc. Stock Incentive Plan (the "Plan"); and

     WHEREAS, the purpose of the Plan is to pay a portion of the compensation of the Company's non-employee directors in options to purchase Common Stock of the Company; and

     WHEREAS, the Company's Board of Directors (the "Board") has determined that it would be in the best interests of the Company to enter into this Agreement.

     NOW, THEREFORE, the Company hereby grants an option (the "Option") under the Plan to the Optionee on the following terms and conditions:

     1. AMOUNT OF STOCK SUBJECT TO OPTION:

     The Company hereby grants to the Optionee, subject to the terms and conditions set forth in this Agreement, the Option to purchase ______ shares of authorized and unissued common stock of the Company (without nominal or par value, with a stated value of $5.00 per share) or shares reacquired by the Company and held in treasury (the "Stock"), which Stock is to be issued by the Company upon the exercise of the Option as hereinafter set forth.

     2. PURCHASE PRICE:

     The purchase price per share of Stock subject to the Option shall be $ price per share, the fair market value of a share of Stock on the Date of Grant, as determined by the Board.

     3. TYPE OF OPTION:

     The Option is intended to be a Non-Qualified Stock Option that is not an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     4. EARN-OUT OF OPTION:

     (a) The Option shall be exercisable with respect to ______ shares (50% of the shares subject to the Option) on the first anniversary of the Date of Grant, but only if (i) PEI earnings per share for fiscal year in which date of grant occurs is at least $___ per share and (ii) Optionee continues to serve on the Board until such date.

     (b) In addition to the portion of the Option which shall be exercisable pursuant to paragraph 4(a) hereof, the Option shall be exercisable with respect to ______ shares (50% of the shares subject to the Option) on the second anniversary of the Date of Grant, but only if (i) PEI earnings per share for fiscal year after year in which date of grant occurs is at least $___ per share and (ii) Optionee continues to serve on the Board until such date.

     (c) For purposes of this Section 4 the Board reserves the right to review and adjust, as it deems appropriate, earnings per share results for one-time, non-operating gains or losses, such as those resulting from accounting changes, asset sales, early retirement/severance programs, other extraordinary expenses or transactions, and also for temperature variations from normal degree days.

     (d) The Board shall determine, in its discretion, the level of earnings per share which has been attained and the extent to which the Optionee has satisfied the conditions set forth in paragraphs 4(a) and 4(b). Notwithstanding the foregoing provisions of this Section 4, the Board may, in its discretion, declare all or any portion of the Option to be exercisable.

     5. PERIOD OF OPTION:

     The Option is granted as of the Date of Grant. The Option shall expire at the earliest to occur of (a) two years after termination of the Optionee's service on the Board for any reason; or (b) _______ (ten years after the Date of Grant). In no event shall the term of the Option be greater than ten years.

     6. EXERCISE OF OPTION:

     (a) To the extent the Option has become exercisable pursuant to Section 4, the Option may be exercised in whole or in part with respect to full shares (and no fractional shares shall be issued) until it expires in accordance with
Section 5.

     (b) In order to exercise the Option or any part thereof, the Optionee shall give notice in writing to the Company at its headquarters address (on a form acceptable to the Company) of the Optionee's intention to purchase all or part of the shares subject to the Option, and in said notice the Optionee shall set forth the number of shares as to which he/she desires to exercise his/her Option. The notice must be accompanied by payment in full of the exercise price for such shares. Such payment may be made in cash, through the delivery to the Company of full shares of Stock which have been owned by the Optionee for at least six months having a value equal to the total exercise price of the portion of the Option so exercised, through a combination of cash and such shares of Stock, or in such other manner as may be permitted by the Board. Any shares of Stock so delivered shall be valued at the average of the high and low trading prices for the day prior to the date on which the Option is exercised. The Option will be deemed exercised on the date a proper notice of exercise (accompanied as described above) is hand delivered, or, if mailed, postmarked.

     (c) The Optionee shall, no later than the date of exercise of the Option, make payment to the Company in cash or its equivalent of any federal, state, local or other taxes of any kind required by law to be withheld with respect to the Option. The obligations of the Company under the Plan and this Option shall be conditional on such payment, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

     7. NON-TRANSFERABILITY OF OPTION:

     The Option is not transferable otherwise than by will or by the laws of descent and distribution. To the extent the Option is exercisable at the time of the Optionee's death, it may be exercised by the executor or administrator of the Optionee's estate or by the person designated by will or entitled by the laws of descent and distribution, upon such death, to any remaining rights arising out of the Option.

     8. CHANGE OF CONTROL:

     Notwithstanding the provisions of Section 4, the Option shall become fully exercisable upon the occurrence of a Change of Control (as defined in the Plan).

     9. CHANGE IN CAPITAL:

     If prior to the expiration of the Option, there shall be any changes in the Stock structure of the Company by reason of the declaration of stock dividends, recapitalization resulting in stock split-ups or combinations or exchanges of shares by reason of merger, consolidation, or by any other means, then the number of shares subject to the Option and the exercise price per share of Stock shall be equitably and appropriately adjusted as the Board in its sole discretion shall deem just and reasonable in light of all the circumstances pertaining thereto.

     10. RIGHT TO TERMINATE EMPLOYMENT:

     The Option shall not confer upon the Optionee any right to continued service as a Director of the Company.

     11. REGISTRATION AND OTHER REQUIREMENTS:

     The Option is subject to the requirement that, if at any time the Board shall determine that (a) the listing, registration or qualification of the Stock subject or related to the Option upon any securities exchange or under any state or federal law, (b) the consent or approval of any governmental regulatory body or (c) an agreement by the Optionee with respect to the disposition of Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the issuance, purchase or delivery of Stock under the Option, the Option shall not be exercised, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Board.

     12. SUBJECT TO THE PLAN:

     The Option evidenced by the Agreement and the exercise thereof are subject to the terms and conditions of the Plan, which are incorporated herein by reference and made a part hereof. In addition, the Option is subject to any rules and regulations promulgated by the Board.

     IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto:

                                           PENNSYLVANIA ENTERPRISES, INC.



                                        By:      ______________________________
                                        Name:    By Name
                                        Title:   By Title


Accepted and agreed to as of the Date of Grant:



________________________________
Optionee